SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 16, 1999




                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)



 Delaware                           0-05965               36-2723087
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 (State or other                 (Commission            (I.R.S Employer
 jurisdiction of                 File Number)         Identification No.)
 incorporation)


 50 South LaSalle Street
 Chicago, Illinois                                         60675
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 Address of principal executive offices)                 (Zip Code)


                               (312) 630-6000
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            (Registrant's telephone number, including area code)


                                Not Applicable
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        (Former name or former address, if changed since last report)




 ITEM 5.   OTHER EVENTS

           On February 16, 1999, the Board of Directors of Northern Trust Corporation (the "Corporation") approved (i) a Fifth Amendment to the Rights Agreement, dated as of October 17, 1989, between the Corporation and Norwest Bank Minnesota, N.A., as successor rights agent, as amended (as so amended, the "1989 Rights Agreement"), and (ii) Amendment No. 2 to the Rights Agreement, dated as of July 21, 1998, between the Corporation and Norwest Bank Minnesota, N.A., as Rights Agent, as amended by Amendment No.1 thereto, dated as of November 18, 1998 (as so amended, the "1998 Rights Agreement"). The Board adopted the amendments for the purpose of eliminating from the 1989 Rights Plan and the 1998 Rights Plan the 180-day "delayed redemption" provisions and amending certain related provisions.

           The Fifth Amendment to the 1989 Rights Agreement and Amendment No. 2 to the 1998 Rights Agreement are filed herewith as Exhibit 99.1 and
 Exhibit 99.2, respectively. The foregoing description of the Fifth Amendment to the 1989 Rights Agreement and Amendment No. 2 to the 1998 Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such documents.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS


           99.1 Fifth Amendment, dated as of February 16, 1999, to the Rights Agreement, dated as of October 17, 1989, as amended, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as successor rights agent

           99.2 Amendment No. 2, dated as of February 16, 1999, to the Rights Agreement, dated as of July 21, 1998, as amended, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as Rights Agent



                                 SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NORTHERN TRUST CORPORATION


                            By:    /s/ Perry R. Pero
                            Name:  Perry R. Pero
                            Title: Senior Executive Vice President


 Dated: February 19, 1999



                               Exhibit Index


 Exhibit No.              Description

 99.1 Fifth Amendment, dated as of February 16, 1999, to the Rights Agreement, dated as of October 17, 1989, as amended, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as successor rights agent

 99.2 Amendment No. 2, dated as of February 16, 1999, to the Rights Agreement, dated as of July 21, 1998, as amended, between Northern Trust Corporation and Norwest Bank Minnesota, N.A., as Rights Agent